Income Taxes	12 Months Ended
Sep. 01, 2016
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

For the year ended	2016	2015	2014
Income (loss) before income taxes, net income (loss) attributable to noncontrolling interests, and equity in net income (loss) of equity method investees
Foreign	$(353)	$2,431	$2,619
U.S.	72	178	114
	$(281)	$2,609	$2,733

Income tax (provision) benefit
Current
Foreign	$(27)	$(93)	$(46)
State	(1)	(1)	(2)
U.S. federal	—	6	(3)
	(28)	(88)	(51)
Deferred
U.S. federal	39	15	4
State	2	1	—
Foreign	(32)	(85)	(81)
	9	(69)	(77)
Income tax (provision) benefit	$(19)	$(157)	$(128)

Income tax (provision) benefit computed using the U.S. federal statutory rate reconciled to income tax (provision) benefit was as follows:

For the year ended	2016	2015	2014
U.S. federal income tax (provision) benefit at statutory rate	$98	$(913)	$(956)
Foreign tax rate differential	(300)	515	474
Change in valuation allowance	63	260	544
Change in unrecognized tax benefits	52	(118)	(152)
Tax credits	48	53	11
State taxes, net of federal benefit	3	19	(39)
Noncontrolling investment transactions	—	57	—
Other	17	(30)	(10)
Income tax (provision) benefit	$(19)	$(157)	$(128)

We operate in tax jurisdictions, including Singapore and Taiwan, where our earnings are indefinitely reinvested and are taxed at lower effective tax rates than the U.S. statutory rate. We operate in a number of locations outside the U.S., including Singapore and, to a lesser extent, Taiwan, where we have tax incentive arrangements that are conditional, in part, upon meeting certain business operations and employment thresholds. The benefit of tax incentive arrangements, which expire in whole or in part at various dates through 2030, were not material to our tax provision for 2016. These arrangements reduced our tax provision for 2015 and 2014 by $338 million (benefitting our diluted earnings per share by $0.29) and $286 million ($0.24 per diluted share), respectively.

Deferred income taxes reflect the net tax effects of temporary differences between the bases of assets and liabilities for financial reporting and income tax purposes as well as carryforwards.  Deferred tax assets and liabilities consist of the following:

As of	2016	2015
Deferred tax assets
Net operating loss and tax credit carryforwards	$3,014	$2,869
Accrued salaries, wages, and benefits	142	143
Other accrued liabilities	76	97
Other	65	86
Gross deferred tax assets	3,297	3,195
Less valuation allowance	(2,107)	(2,051)
Deferred tax assets, net of valuation allowance	1,190	1,144

Deferred tax liabilities
Debt discount	(170)	(207)
Property, plant, and equipment	(135)	(2)
Unremitted earnings on certain subsidiaries	(121)	(162)
Product and process technology	(81)	(43)
Other	(28)	(55)
Deferred tax liabilities	(535)	(469)

Net deferred tax assets	$655	$675

Reported as
Current deferred tax assets (included in other current assets)	$—	$104
Deferred tax assets	657	597
Current deferred tax liabilities (included in accounts payable and accrued expenses)	—	(4)
Deferred tax liabilities (included in other noncurrent liabilities)	(2)	(22)
Net deferred tax assets	$655	$675

As of September 1, 2016, we had a full valuation allowance of $1.16 billion against U.S. net deferred tax assets, primarily related to net operating loss carryforwards. The valuation allowance is based on our assessment of the deferred tax assets that are more likely than not to be realized. As of September 1, 2016, we had partial valuation allowances of $765 million for Japan and $177 million for our other foreign subsidiaries against net deferred tax assets, primarily related to net operating loss carryforwards. As of September 1, 2016, we had $4.28 billion of net operating loss carryforwards in Japan of which $2.47 billion is subject to a valuation allowance. Our valuation allowance increased $56 million in 2016 primarily due to changes in foreign currencies offset by the utilization of U.S. and foreign net operating losses as well as adjustments based on management's assessment of the amount of foreign net operating losses that are more likely than not to be realized. Management continues to evaluate future projected financial performance to determine whether such performance is sufficient evidence to support a reduction in or reversal of the valuation allowances. The amount of the deferred tax asset considered realizable could be adjusted if significant positive evidence increases. Income taxes on U.S. operations for 2016 and 2015 were substantially offset by changes in the valuation allowance.

As of September 1, 2016, our federal, state, and foreign net operating loss carryforward amounts and expiration periods as reported to tax authorities, were as follows:

Year of Expiration	U.S. Federal	State	Japan	Other Foreign	Total
2017 - 2021	$—	$57	$3,653	$958	$4,668
2022 - 2026	—	273	628	284	1,185
2027 - 2031	2,321	1,092	—	—	3,413
2032 - 2036	1,575	517	—	—	2,092
Indefinite	—	—	—	522	522
	$3,896	$1,939	$4,281	$1,764	$11,880

As of September 1, 2016, our federal and state tax credit carryforward amounts and expiration periods as reported to tax authorities, were as follows:

Year of Tax Credit Expiration	Federal	State	Total
2017 - 2021	$33	$59	$92
2022 - 2026	95	40	135
2027 - 2031	63	62	125
2032 - 2036	160	1	161
Indefinite	—	49	49
	$351	$211	$562

We have not recognized deferred tax assets of $325 million for excess tax benefits that arose directly from tax deductions related to equity compensation greater than amounts recognized for financial reporting. These excess stock compensation benefits will be credited to additional capital if realized. We use the "with and without" method, as described in ASC 740, for purposes of determining when excess tax benefits have been realized.

Provision has been made for deferred taxes on undistributed earnings of non-U.S. subsidiaries to the extent that dividend payments from such companies are expected to result in additional tax liabilities.  Remaining undistributed earnings of $6.74 billion as of September 1, 2016 have been indefinitely reinvested; therefore, no provision has been made for taxes due on approximately $7.82 billion of the excess of the financial reporting amount over the tax basis of investments in foreign subsidiaries that are indefinitely reinvested. Generally, this amount becomes taxable upon a repatriation of assets from the subsidiary or a sale or liquidation of the subsidiary. Determination of the amount of unrecognized deferred tax liabilities related to investments in these foreign subsidiaries is not practicable.

Below is a reconciliation of the beginning and ending amount of unrecognized tax benefits:

For the year ended	2016	2015	2014
Beginning unrecognized tax benefits	$351	$228	$78
Settlements with tax authorities	(47)	(1)	(1)
Lapse of statute of limitations	(5)	(6)	(1)
Increases related to tax positions taken during current year	5	119	152
Increases related to tax positions from prior years	—	17	—
Foreign currency translation increases (decreases) to tax positions	—	(6)	1
Decreases related to tax positions from prior years	—	—	(1)
Ending unrecognized tax benefits	$304	$351	$228

Included in the unrecognized tax benefits balance as of September 1, 2016, September 3, 2015, and August 28, 2014 were $2 million, $53 million, and $66 million, respectively, of unrecognized income tax benefits, which if recognized, would affect our effective tax rate.  The decrease in unrecognized tax benefits in 2016 primarily related to the favorable resolution of certain prior year tax matters. We recognize interest and penalties related to income tax matters within income tax expense. As of September 3, 2015 and August 28, 2014, the amount accrued for interest and penalties related to uncertain tax positions was $16 million and $19 million, respectively, and were not material as of September 1, 2016. The resolution of tax audits or lapses of statute of limitations could also reduce our unrecognized tax benefits. Although the timing of final resolution is uncertain, the estimated potential reduction in our unrecognized tax benefits in the next 12 months would not be material.

We and our subsidiaries file income tax returns with the U.S. federal government, various U.S. states, and various foreign jurisdictions throughout the world.  Our U.S. federal and state tax returns remain open to examination for 2012 through 2016.  In addition, tax returns open to examination in Singapore, Japan, and Taiwan range from the years 2011 to 2016.  We believe that adequate amounts of taxes and related interest and penalties have been provided for, and any adjustments as a result of examinations are not expected to materially adversely affect our business, results of operations, or financial condition.